COMMON STOCK

PTX 0001

PERNIX THERAPEUTICS

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 71426V 10 8

THIS CERTIFIES THAT

Specimen

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF

Pernix Therapeutics Holdings, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, Pernix Therapeutics Holdings, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

CERTIFICATE OF STOCK

Dated:

CHIEF FINANCIAL OFFICER AND SECRETARY

Pernix Therapeutics Holdings, Inc. CORPORATE SEAL MARYLAND

CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

Pernix Therapeutics Holdings, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ____________ Custodian ____________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ____________
(State)

UNIF TRF MIN ACT — ____________ Custodian (until age ______)
(Cust)
____________ under Uniform Transfers
(Minor)
to Minors Act ____________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

____

____

____ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ______________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

[illegible]

Signature(s) Guaranteed

By ______________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SPECIMEN